UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
COMMUNITY FIRST, INC.
(Exact name of registrant as specified in charter)

Tennessee (State or other jurisdiction of incorporation)	0-49966 (Commission File Number)	04-3687717 (IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee (Address of principal executive offices)	38401 (Zip Code)
(931) 380-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On December 6, 2006, the Company issued the press release furnished herewith as Exhibit 99.1 announcing the sale of 350,000 shares of its common stock.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Community First, Inc., dated December 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively
Chief Executive Officer/President

Date: December 6, 2006

EXHIBIT INDEX

99.1	Press Release of Community First, Inc., dated December 6, 2006

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